SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 10, 2003
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14879              222322400
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)


650 College Road East, CN 5308, Suite 3100, Princeton, NJ               08540
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     (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (609) 750-8200
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ITEM 5.  OTHER EVENTS.

     On July 10, 2003, Cytogen Corporation, a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with certain institutional investors pursuant to which the Company issued and sold an aggregate of 1,172,332 shares of its common stock at $8.53 per share. In connection with such financing, the Company also issued warrants (the "Warrants") to such investors to purchase an aggregate of 1,172,332 shares of the Company's common stock with an exercise price of $12.80 per share.

     The proceeds received from this financing are expected to be used for the reacquisition of North American and Latin American marketing rights, and related expenses, for QUADRAMET(R) (Samarium Sm 153 Lexidronam), a skeletal targeting therapeutic radiopharmaceutical for the relief of bone pain in prostate and other types of cancer.

     The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement"), dated July 10, 2003, entered into by the Company and the investors in connection with this financing, the Company has agreed to file a resale registration statement on Form S-3 within 30 days from July 10, 2003 for purposes of registering, pursuant to the Act, the shares of common stock and shares of common stock underlying the Warrants acquired by the investors.

     A complete copy of each of the Securities Purchase Agreement, the form of Warrant, the Registration Rights Agreement and the related press release of the Company are filed herewith as Exhibits 10.1, 10.2, 10.3 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Securities Purchase Agreement: (ii) the Warrants; (iii) the Registration Rights Agreement; and (iv) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such Exhibits, documents or filings.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.       Description
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         10.1          Securities  Purchase  Agreement by and among the Company
                       and the  Purchasers dated July 10, 2003.

         10.2 Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser dated July 10, 2003.

         10.3 Registration Rights Agreement by and among the Company and the Purchasers dated July 10, 2003.

         99.1          Press release of the Company dated July 11, 2003.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYTOGEN CORPORATION


                                    By: /s/ Michael D. Becker
                                        ---------------------------------------
                                        Michael D. Becker
                                        President and Chief Executive Officer

Dated:   July 10, 2003



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                                  EXHIBIT INDEX


 Exhibit No.       Description
------------       -----------

     10.1 Securities Purchase Agreement by and among the Company and the Purchasers dated July 10, 2003.

     10.2 Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser dated July 10, 2003.

     10.3 Registration Rights Agreement by and among the Company and the Purchasers dated July 10, 2003.

     99.1          Press release of the Company dated July 11, 2003.